EQUIPOINTE FUNDS

Equipointe Growth and Income Fund

Supplement Dated May 5, 2006 to the Prospectus dated February 28, 2006

The following information replaces and supersedes any contrary information contained in the Prospectus for the Equipointe Funds.

Seleznov Capital Advisors, LLC (“SCA”), investment adviser to the Equipointe Growth and Income Fund (the “Fund”), has entered into an agreement with Summit Wealth Management, Inc. (“Summit”) for the sale of SCA’s business relating to the management of the Fund’s assets (the “Transaction”).

In connection with the Transaction, the Board of Trustees of the Equipointe Funds (the “Trust”) has approved the following items and will be submitting such items for review and approval at a special meeting of shareholders:

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to elect trustees, 75% of whom will not be “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940) of SCA or Summit;

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to approve a new investment management agreement with Summit (“Investment Management Agreement”) pursuant to which Summit will receive advisory fees that, together with those of the sub-adviser, will be no greater than the current advisory fees being paid by the Fund to SCA; and

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to approve a new investment sub-advisory agreement (“Sub-Advisory Agreement”) with SCA under which SCA will receive sub-advisory fees payable from Summit’s advisory fees.

Upon the consummation of the Transaction, SCA’s current advisory agreement with the Fund will terminate.  However, upon shareholder approval, Summit will become the investment adviser to the Fund under the newly-approved investment management agreement and SCA will become the investment sub-adviser to the Fund under the newly-approved investment sub-advisory agreement.  SCA will continue to be responsible for day-to-day management of the assets of the Fund.

Independent of the Transaction, it is anticipated that Trend Trader, LLC (“Trend Trader”), an affiliate of SCA that acts as the Fund’s broker-dealer and principal underwriter, will be sold to a person that is an affiliate of Summit upon approval by the NASD.  When Summit purchases Trend Trader, SCA and Trend Trader will no longer be affiliates of each other and Trend Trader will no longer be considered an affiliate of the Fund.  In reliance upon representations by Trend Trader and Summit that brokerage services will remain at the same high quality and that brokerage commissions, contract charges and fees will not change, the Board of Trustees has approved and ratified Trend Trader continuing to serve as the Fund’s broker-dealer, underwriter and distributor following this change of control and upon NASD approval of such change.  However, if the shareholders of the Fund approve the new Investment Management Agreement with Summit, Trend Trader will resume its status as an affiliated broker-dealer of the Fund because Trend Trader will be owned by a person that is an affiliate of Summit.

Proxy materials, which describe in greater detail the Transaction and each of the proposals and which seek shareholder approval of the Investment Management Agreement, the Sub-Advisory Agreement and the new Trustees, is expected to be sent to shareholders of the Fund in May 2006.  Shareholders should read the proxy materials carefully before determining whether to vote to approve the proposals.

The special shareholders meeting is expected to be take place in June 2006, and the consummation of the Transaction as soon as practicable thereafter.